            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
            -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into Ameron, Inc.'s previously filed
Registration Statements File No. 33-3400 and 33-57308.




                         ARTHUR ANDERSEN & CO.

Los Angeles, California
February 24, 1994







                           EXHIBIT  23


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